UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                   ----------

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  March 1, 1999


                              CNB FINANCIAL CORP.
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             (Exact name of registrant as specified in its charter)

                        Commission File Number 33-45522
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                    New York                      22-3203747
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        (State or other jurisdiction of       (I.R.S. Employer
         incorporation or organization)       Identification No.)


                   24 Church Street, Canajoharie, N.Y. 13317
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               (Address of principal executive offices--Zip code)


        Registrant's telephone number, include area code (518) 673-3243
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                            FORM 8-K-CURRENT REPORT

Item 1--None

Item 2--None

Item 3--None

Item 4--None

Item 5--See attached press release regarding stock repurchase program

Item 6--None

Item 7--None

Item 8--None

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CNB FINANCIAL CORP.
                                                 Registrant



Date: March 1, 1999                             By:  /s/  PETER J. CORSO
                                                --------------------------------
                                                 Peter J. Corso
                                                 Executive Vice President and
                                                 Chief Financial Officer


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[CNB FINANCIAL CORP LOGO]                                 24 Church Street
                                                     Canajoharie, New York 13317
                                                          (518) 673-3243



FOR IMMEDIATE RELEASE                          FOR MORE INFORMATION
                                               CONTACT:  PETER J. CORSO
                                               (518) 673-3243

                  CNB Financial Corp. Announces Record Dividend and Continuation of Stock Repurchase Program

Canajoharie, NY, February 22, 1999--CNB Financial Corp. (NASDAQ:CNBF) announced a 14.3% increase in its first quarter dividend. Directors of Central National Bank's parent company declared an $0.08 dividend, payable on March 10, 1999 to shareholders of record as of March 1, 1999.


The Company also announced its intention to extend its repurchase agreement and to purchase up to 574,472 of its outstanding shares in the open market during the period March 16, 1999 to March 15, 2000. The shares will be purchased at prevailing market prices from time to time during the repurchase period, depending upon conditions that exist in the market.

"We continue to explore oppportunities to utilize our strong capital position and believe our stock to be an attractive long term investment," stated Donald
L. Brass, president of the company. Mr. Brass added that the repurchased shares will be held in Treasury, but may be reissued in the future in connection with the Company's dividend reinvestment plan, to satisfy the issuing of stock options, or other corporate purposes such as acquisitions.

CNB Financial Corp. is a bank holding company whose common shares are listed on the national market system of NASDAQ under the symbol "CNBF". Its principal office is in Canajoharie, New York. The company operates two subsidiaries:
Central National Bank, Canajoharie which provides a full range of personal and commercial banking as well as personal and business trust services, and Central Asset Management, Inc. which provides investment advisory services.


February 22, 1999